John Hancock
California
Tax-Free Income
Fund

ANNUAL
REPORT

8.31.01

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 18

For your information
page 33


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income
exempt from
federal and
California
personal income
taxes, consistent
with preservation
of capital.

Over the last twelve months

* Municipal bonds rallied on news of falling interest rates.

* The state's energy crisis put pressure on the California municipal market.

* The Fund's timely move to increase the Fund's interest-rate sensitivity paid off as rates fell.

[Bar chart with heading "John Hancock California Tax-Free Income Fund." Under the heading is a note that reads "Fund performance for the year ended August 31, 2001." The chart is scaled in increments of 2% with 0%
at the bottom and 10% at the top. The first bar represents the 9.26% total return for Class A. The second bar represents the 8.45% total return for Class B. The third bar represents the 8.34% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.1%   Foothill/Eastern Transp. Corridor Agency, 1-1-34, 6.000%
 3.1%   Sacramento Power Auth., 7-1-22, 6.000%
 2.9%   Santa Ana Financing Auth., 7-1-24, 6.250%
 2.8%   California Statewide Comm. Dev. Auth., 8-1-22, 6.500%
 2.4%   Puerto Rico Aqueduct and Sewer Auth., 7-1-11, 8.930%
 1.9%   California, State of, 4-1-29, 4.750%
 1.8%   Metropolitan Water District, 7-1-20, 5.000%
 1.8%   Puerto Rico, Commonwealth of, 7-1-15, 6.500%
 1.6%   East Bay Municipal Utility District, 6-1-20, 7.970%
 1.6%   Santa Clara County Finance Auth., 5-15-17, 5.500%

As a percentage of net assets on August 31, 2001.



MANAGERS'
REPORT

BY DIANNE SALES, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BARRY H. EVANS, CFA, AND FRANK LUCIBELLA, CFA, PORTFOLIO MANAGERS

John Hancock
California Tax-Free Income Fund

After suffering under the pressure of higher interest rates in 2000, the bond market finally turned the corner heading into 2001. Bond prices jumped sharply as the Federal Reserve launched an aggressive campaign of cutting interest rates to spur the lackluster U.S. economy. Between January and August, the Fed lowered key short-term interest rates seven times, bringing rates down a total of three percentage points.

Municipal bonds have been one of the top-performing groups in the bond market's turnaround. For much of last year, municipal bonds lagged their taxable counterparts as a shrinking supply of 30-year Treasuries drove prices up and yields down. The tide turned, however, in 2001. With the new tax cut in place, the government has less money available to reduce the supply of 30-year Treasuries. As a result, municipal bonds began to outperform.

"Municipal bonds have
 been one of the
 top-performing groups
 in the bond market's
 turnaround."

A LOOK AT PERFORMANCE

For the year ended August 31, 2001, John Hancock California Tax-Free Income Fund's Class A, Class B and Class C shares returned 9.26%, 8.45% and 8.34%, respectively, at net asset value. By comparison, the average California municipal bond fund returned 9.19% for the same period, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

Shareholders benefited from our strategic decision to increase the Fund's interest-rate sensitivity. After keeping the Fund's duration short for much of 2000, we began to lengthen it toward year end. Duration measures the Fund's sensitivity to interest-rate changes. With a longer duration, the Fund's net asset value was more sensitive to interest-rate changes. Our more aggressive interest-rate exposure paid off as the Fed cut rates this year.

[A photo of Team leader Dianne Sales flush right next to first paragraph.]

Our strong focus on lower-quality credits also bolstered performance. With yields falling and confidence mounting that the Fed's rate cuts would eventually jumpstart the U.S. economy, investors began to search out lower-grade credits with more attractive yields. As credit spreads, or the difference in yield between high- and low-grade bonds, narrowed, lower-quality bonds began to outperform.

"Our more aggressive
 interest-rate exposure
 paid off as the Fed cut
 rates this year."

CALIFORNIA MARKET

The state's energy crisis has put considerable pressure on the California market. Skyrocketing electric prices coupled with the state's rate freeze undermined the financial stability of the state's two major utilities. Pacific Gas & Electric has filed for bankruptcy, while Southern California Edison continues to negotiate for a state rescue plan. In the meantime, the state has stepped in and become the major buyer of power in California. While the state government has secured short-term financing, it has yet to put in place a long-term financing package to pay for this power. The negative impact of the energy crisis has led rating agencies to downgrade the state's credit rating to Aa3/A+ from Aa2/AA. Despite California's current troubles, we are confident that its economy is strong and diversified enough to weather this setback.

PORTFOLIO STRATEGY

Early in the fiscal year, we positioned the Fund to respond to falling interest rates. As discussed above, we increased the portfolio's interest-rate sensitivity by lengthening the Fund's duration. We also continued to add call protection to the portfolio. Call protection guards against a bond's being redeemed by its issuer for a certain period of time. Good call protection is important in a period of falling rates because issuers often try to refinance their bonds at lower rates. With interest rates falling, the Fund's strong call protection helped protect shareholders' coupon income.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Health 12%, the second is General obligation 11%, the third Transportation 10%, the fourth Water and sewer 9% and the fifth Education 5%.]

In more recent months as municipal bonds have rallied, we've actively taken profits in strong performers and reinvested the proceeds in more attractively structured bonds. We've continued to find opportunities among lower investment-grade issues. As rates remain low and the economy begins to recover, we believe these holdings will offer some of the best upside potential.

[Pie chart at bottom of page with heading "Portfolio diversification as a percentage of net assets on Aug. 31, 2001." The chart is divided into three sections (from top to left): Revenue bonds 86%, General obligation bonds 11% and Short-term investments and other 3%.]

Finally, we protected the portfolio from California's difficulties by eliminating exposure to uninsured state general obligation bonds. We believed that the state's response to the energy crisis would put pressure on its ratings -- resulting in a downgrade. By insuring our general obligation holdings, we insulated the Fund from the state's deteriorating credit situation.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Hospital bonds followed by an up arrow with the phrase "Improved financial trends in health-care industry." The second listing is Zero coupon bonds followed by an up arrow with the phrase "Added rate sensitivity boosts prices." The third listing is Short-call bonds followed by a down arrow with the phrase "Performance held back by fears of refinancing."]

OUTLOOK

We believe the outlook for municipal bonds remains bright, even after their strong run in the last several months. With the downturn in the equity market, cash has flowed into bonds as investors have recognized the value of fixed-income assets in their portfolios. The national tax cut has only had a modest impact on municipal bonds, which remain especially attractive in high-tax states like California. With the return of investors to the tax-exempt market, demand is likely to remain stronger than supply for the foreseeable future, which should keep municipal bond prices strong.

"With the downturn in the
 equity market, cash has
 flowed into bonds..."

As we went to publication with this report, the tragic terrorist attacks on the World Trade Center and the Pentagon rocked the nation. Please be assured that we will closely monitor the impacts of these events on the financial markets and will act to adjust our investment posture where we see fit, continuing, of course, to focus on fundamentals and to apply in-depth analysis. We are also fully confident that despite any short-term impacts, the resiliency of the U.S. people and the economy will outlast the shock of these events.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the year ended
August 31, 2001.

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
approximately 8,000
bonds and is commonly
used as a measure of
bond performance.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date               12-29-89     12-31-91       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         4.38%        3.45%        6.24%       10.19%
Five years                       5.82%        5.68%          --         7.01%
Ten years                        6.68%          --           --         7.22%
Since inception                    --         6.16%        3.85%          --

Cumulative total returns with maximum sales charge (POP)
One year                         4.38%        3.45%        6.24%       10.19%
Five years                      32.67%       31.83%          --        40.35%
Ten years                       90.91%          --           --       100.84%
Since inception                    --        78.23%        9.56%          --

SEC 30-day yield as of August 31, 2001
                                 4.25%        3.70%        3.54%          --

Performance figures assume all distributions were reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $20,084 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock California Tax-Free Income Fund Class A, before sales charge, and is equal to $20,001 as of August 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock California Tax-Free Income Fund Class A, after sales charge, and is equal to $19,094 as of August 31, 2001.

                                    Class B 1    Class C 1
Inception date                     12-31-91       4-1-99
Without sales charge                $17,824      $11,064
With maximum sales charge                --      $10,954
Index                               $19,183      $11,507

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of August 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2001.

This schedule is divided into two main categories: tax-exempt long-term bonds and short-term investments. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of securities owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 97.44%                                                                        $405,105,599
(Cost $368,795,446)

California 89.61%                                                                                        $372,534,809
ABAG Finance Authority For Nonprofit Corps,
  Cert of Part Nat'l Center for Int'l Schools Proj,
  05-01-18                                                            7.375%     BB+           $4,300       4,645,763
  Cert of Part Peninsula Family YMCA Ser A, 10-01-11                  6.800      A3               940         962,062
  Rev San Diego Hosp Assoc Ser 2001A, 08-15-20                        6.125      BBB+           2,000       2,067,780
Alameda, County of,
  Cert of Part Cap Projs, 06-01-16                                    6.750      A2               500         526,100
Anaheim Public Financing Auth,
  Sub Lease Rev 1997 Cap Apprec Ser C Anaheim
  Pub Imp Proj, 09-01-18                                               Zero      AAA            3,000       1,309,110
  Sub Lease Rev 1997 Cap Apprec Ser C Anaheim
  Pub Imp Proj, 09-01-36                                               Zero      AAA            9,545       1,517,941
Anaheim, City of,
  Cert of Part Ref Reg Rites Convention Ctr,
  07-16-23                                                            9.820#     AAA            2,000       2,195,000
Antioch Public Financing Auth,
  Reassessment Rev Ser B, 09-02-15                                    5.850      BB+            1,475       1,549,989
Avalon Community Improvement Agency,
  Tax Alloc Community Imp Proj Ser B, 08-01-22                        6.400      A-             1,760       1,857,680
Bakersfield Memorial Hospital,
  Hosp Rev Ser A, 01-01-22                                            6.500      Baa1           2,000       2,066,560
Beverly Hills Public Financing Auth,
  Lease Rev INFLOS, 06-01-15                                          8.020#     AAA            2,500       2,759,375
Brentwood Redevelopment Agency,
  Tax Alloc Brentwood Redevel Proj Ser A, 11-01-08                    7.700      BBB              135         137,640
Burbank Redevelopment Agency,
  Tax Alloc Golden State Redevel Proj Ser A, 12-01-23                 6.000      A-             2,750       2,871,797
California Educational Facilities Auth,
  Rev 1993 Ser B Pooled College & Univ Proj, 06-01-09                 6.125      Baa2           1,000       1,051,540
California Health Facilities Financing Auth,
  Hosp Rev 1991 Ser A San Diego Hosp Assoc,
  10-01-21                                                            6.950      Baa1             250         255,920
  Ins Rev Ref Ser A Catholic Healthcare West
  Obligated Group, 07-01-15                                           5.750      AAA            2,000       2,155,260
  Ins Rev Ser A San Diego Christian Foundation,
  07-01-12                                                            6.250      A+             1,135       1,176,087
  Ins Rev Ser B Hlth Facil Small Facil, 04-01-22                      7.500      A+             2,000       2,256,820
  Rev Ser 1994A Scripps Research Institute, 07-01-09                  6.300      Aa3              500         536,490
California Housing Finance Agency,
  Home Mtg Rev 1994 Ser C, 08-01-14                                   6.650      AA-            1,000       1,052,320
  Home Mtg Rev 1994 Ser G, 08-01-17                                   7.250      AA-            1,350       1,369,980
  Home Mtg Rev Cap Apprec Ser 2001B, 08-01-31                          Zero      AAA            5,000         955,650
  Home Mtg Rev 1999 Ser L, 02-01-18                                    Zero      AAA            9,100       3,494,764
  Hsg Rev 1991 Ser E, 08-01-26                                        7.000      AAA              525         538,734
  Rev Cap Apprec Ser 2001M, 08-01-32                                   Zero      AAA            5,000         804,950
California Pollution Control Financing Auth,
  Poll Control Rev 1991 Ser Southern Calif Edison Co,
  12-01-17                                                            6.900      CC               500         488,915
  Poll Control Rev 1992 Ser A Pacific Gas & Elec Co,
  06-01-09                                                            6.625      CCC              500         489,645
  Poll Control Rev 1996 Ser A Pacific Gas & Elec Co,
  12-01-16                                                            5.350      AAA            1,000       1,033,120
  Poll Control Rev 1997 Ser A Laidlow Environmental
  Proj, 07-01-07 (B)                                                  6.700      D              2,000          26,000
  Solid Waste Disposal Rev Keller Canyon Landfill Co
  Proj, 11-01-27                                                      6.875      BB-            2,000       2,030,020
California Rural Home Mortgage Finance Auth,
  Single Family Mtg Rev Ser A Mtg Backed Sec's Prog,
  11-01-26                                                            7.550      AAA              490         538,412
  Single Family Mtg Rev Ser A Mtg Backed Sec's Prog
  Step Coupon, 05-01-27                                               7.750#     AAA              480         531,427
California State Public Works Board,
  Lease Rev 1993 Ser A California State Univ Various
  Community College Proj, 12-01-18                                    5.625      A              3,700       4,029,818
  Lease Rev 1996 Ser A Dept of Corrections, 01-01-15                  5.500      AAA            5,145       5,497,741
  Lease Rev Ref 1993 Ser A California State Univ
  Various Univ Proj, 06-01-21                                         5.500      AA-            1,250       1,282,187
  Lease Rev Ref 1993 Ser A Dept of Corrections
  Various State Prisons, 12-01-19                                     5.000      AAA            5,000       5,276,600
  Lease Rev Ser A Dept of Corrections, 01-01-21                       5.250      AAA            4,500       4,605,615
California Statewide Communities Development Auth,
  Ins Rev Ref Cert of Part Triad Healthcare Hosp,
  08-01-22                                                            6.500      AA            11,000      11,627,660
  Ins Cert of Part United Western Medical Centers,
  12-01-21                                                            6.750      AA-            3,500       3,606,960
  Ins Ref Cert of Part Statewide Univ Northridge Proj,
  04-01-26                                                            6.000      AAA            1,620       1,757,278
  Cert of Part Catholic Healthcare West, 07-01-20                     6.500      BBB            4,365       4,604,507
  Ins Rev Cert of Part Hlth Facil Eskaton Properties,
  05-01-11                                                            6.700      AAA            1,250       1,310,400
  Ins Rev Cert of Part Hlth Facil AIDS Proj Los Angeles,
  08-01-22                                                            6.250      AA             2,000       2,068,660
California, State of,
  General Obligation, 04-01-29                                        4.750      AAA            8,000       7,831,040
  General Obligation Ref, 02-01-29                                    4.750      AAA            3,000       2,936,820
Campbell, City of,
  1991 Cert of Part Preref Civic Ctr Proj
  (Campbell Calif CTFS Parth), 10-01-17                               6.750      AAA              155         158,653
  1991 Cert of Part Unref Bal Civic Ctr Proj, 10-01-17                6.750      A2             1,565       1,601,887
Capistrano Unified School District,
  Spec Tax of Community Facil Dist 92-1, 09-01-18                     7.000      AA             1,500       1,658,805
  Spec Tax of Community Facil Dist 92-1, 09-01-21                     7.100      AA             2,250       2,707,357
  Spec Tax of Community Facil Dist 98-2, 09-01-29                     5.750      BB+            2,470       2,479,312
Carson Redevelopment Agency,
  Tax Alloc Ser 1992 Area No 1 Redevel Proj, 10-01-12                 6.375      A-               500         520,395
Carson, City of,
  Imp Bond Act of 1915 Assessment Dist No 2001-1,
  09-02-31                                                            6.375      BB+            1,375       1,378,327
Center Unified School District,
  GO Cap Apprec Ser C, 09-01-16                                        Zero      AAA            2,145       1,062,290
Central Valley Financing Auth,
  Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993,
  07-01-13                                                            6.100      AAA            3,300       3,580,137
  Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993,
  07-01-20                                                            6.200      AAA            1,000       1,086,670
Clearlake Redevelopment Agency,
  Tax Alloc Highlands Park Community Devel Proj,
  10-01-23                                                            6.400      BBB-             495         510,409
Contra Costa County Public Financing Auth,
  Lease Rev Ref Various Cap Facs Ser 1999A, 06-01-28                  5.000      AAA            3,000       3,025,110
Corona Community Facilities District 97-2,
  Special Tax Rev, 09-01-23                                           5.875      BB+            1,500       1,524,090
Costa Mesa Public Financing Auth,
  1991 Local Agency Rev Ser A, 08-01-21                               7.100      BBB              215         218,891
Culver City Redevelopment Finance Auth,
  Rev Ref Sub Tax Alloc Ser 1999B, 11-01-18                           6.200      BBB-           2,000       2,061,140
Davis Redevelopment Agency,
  Tax Alloc Ref Davis Redevel Proj, 09-01-24                          7.000      AAA            5,115       5,625,733
Del Mar Race Track Auth,
  Rev Ref Ser 1996, 08-15-06                                          6.000      BBB            2,240       2,346,377
  Rev Ref Ser 1996, 08-15-11                                          6.200      BBB            1,865       2,013,528
Delano, City of,
  Cert of Part, 04-01-10                                              7.000      A              2,000       2,026,380
East Bay Municipal Utility District,
  Wastewater Treatment Sys Rev Ref, 06-01-20                          7.970#     AAA            6,000       6,645,000
Encinitas Public Finance Auth,
  Cert of Part Ser A Civic Ctr Proj, 12-01-11                         6.750      A              1,300       1,339,975
Fairfield Public Financing Auth,
  1995 Rev Ser A Pennsylvania Ave Storm Drainage
  Proj, 08-01-21                                                      6.500      A              1,085       1,173,384
Fontana Public Financing Auth,
  Tax Alloc Rev Sub Lien 1991 Ser A North Fontana
  Redevel Proj, 12-01-20                                              7.750      AA               195         201,421
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Fixed Rate Current Int Ser 1995A,
  01-01-32                                                            6.500      AAA            1,665       1,941,224
  Toll Rd Rev Fixed Rate Current Int Ser 1995A,
  01-01-34                                                            6.000      AAA           14,775      16,865,663
  Toll Rd Rev Ref Cap Apprec, 01-15-36                                 Zero      BBB-          30,000       3,897,300
  Toll Rd Rev Ref Cap Apprec, 01-15-25                                 Zero      BBB-           6,615       1,684,047
  Toll Rd Rev Ref Conv Cap Apprec, 01-15-26                            Zero      BBB-           5,000       3,221,000
Fresno Joint Powers Financing Auth,
  Rev Ser A, 09-02-12                                                 6.550      BBB+           2,000       2,151,300
Fresno, City of,
  Hlth Facil Rev Ser 1991 Saint Agnes Medical Center,
  06-01-21                                                            6.625      AA               250         262,820
  Sewer Rev Ser A-1, 09-01-19                                         5.250      AAA            1,000       1,085,390
Industry Urban-Development Agency,
  Tax Alloc Ref Trans Dist Proj 3, 11-01-16                           6.900      A-             1,020       1,078,762
Irvine, City of,
  Imp Board Act of 1915 Assessment Dist 87-8-
  Group 3, 09-02-24                                                   5.875      BB+            2,100       2,103,150
  Imp Board Act of 1915 Assessment Dist 95-12
  Ser B, 09-02-21                                                     6.550      BB+            1,000       1,127,540
  Imp Board Act of 1915 Assessment Dist 97-16-
  Group 4, 09-02-22                                                   6.375      BBB            1,200       1,238,796
  Imp Bond Act of 1915 Assessment Dist 97-17
  Ltd Oblig, 09-02-14                                                 5.625      BB+            3,000       3,093,810
  Imp Board Act of 1915 Assessment Dist 97-17
  Ltd Oblig, 09-02-23                                                 5.900      BB+            2,000       2,023,780
  Mobile Home Park Rev Ser A Meadows Mobile
  Home Park, 03-01-28                                                 5.700      BBB-           4,000       3,816,280
Irwindale Community Redevelopment Agency,
  Sub Lien Tax Alloc Industrial Devel Proj, 06-01-26                  7.050      BBB            2,750       3,007,345
Laguna Salada Union School District,
  Ser C, 08-01-26                                                      Zero      AAA            1,000         278,290
Lancaster School District,
  Cert of Part Cap Apprec Ref, 04-01-19                                Zero      AAA            1,730         724,732
  Cert of Part Cap Apprec Ref, 04-01-22                                Zero      AAA            1,380         480,668
Long Beach, City of,
  Harbor Rev Ref Ser A, 05-15-18                                      6.000%     AAA            2,660       3,097,437
Los Angeles Community Facilities District,
  Spec Tax No 3 Cascades Business Park Proj,
  09-01-22                                                            6.400      BB+            1,000       1,049,310
Los Angeles Community Redevelopment
  Financing Auth,
  Rev MultiFamily Ser A Grand Central Square,
  12-01-26                                                            5.850      BB             2,000       1,858,200
Los Angeles Department of Water and Power,
  Elec Plant Rev Ref 2nd Iss of 1993, 11-15-12                        5.400      A+             1,000       1,046,670
Los Angeles Public Works Financing Auth,
  Rev Regional Park & Open Space Dist A, 10-01-15                     6.000      AA             3,750       4,201,763
Los Angeles, County of,
  Cert of Part Disney Parking Proj, 03-01-23                          6.500      A              2,000       2,158,600
Merced Union High School District,
  Cap Apprec Ser 1999A, 08-01-21                                       Zero      AAA            2,390         869,793
Metropolitan Water District,
  Wtr Rev Iss of 1992, 07-01-20                                       5.000      AA             7,500       7,518,900
Metropolitan Water District of Southern California,
  Wtr Rev 1997 Ser A, 07-01-30                                        5.000      AAA            2,000       2,014,780
Midpeninsula Regional Open Space District Calif
  Financing Auth,
  Cap Apprec, 09-01-30                                                 Zero      AAA            3,670         783,435
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia
  of Millbrae Proj, 09-01-27                                          7.375      BB             1,000       1,039,600
New Haven Unified School District,
  Cap Apprec Ser A, 08-01-21                                           Zero      AAA            7,405       2,421,065
  Cap Apprec Ser B, 08-01-22                                           Zero      AAA           14,200       4,728,884
Northern California Transmission Agency,
  Rev 1990 Ser A Calif-Oregon Transm Proj, 05-01-13                   7.000      AAA              100         122,479
  Rev 1992 Ser A Calif-Oregon Transm Proj, 05-01-16                   6.500      AAA            1,000       1,045,350
Oakland, Port of,
  Spec Facil Rev 1992 Ser A Mitsui O.S.K. Lines Ltd Proj,
  01-01-19                                                            6.800      BBB+             500         508,795
Oceanside, City of,
  Ref Cert of Part Ser A, 04-01-12                                    6.375      A3             3,000       3,218,400
Orange County Development Agency,
  Tax Alloc Santa Ana Heights Proj, 09-01-23                          6.125      BBB            5,000       5,123,450
Orange Cove Irrigation District,
  Cert of Part Ref- Rehab Proj, 02-01-17                              5.000      AAA            2,045       2,107,107
Orange, County of,
  Cert of Part Recovery Ref Ser A, 07-01-16                           5.800      AAA            2,000       2,235,400
  Ser A of 1992 Spec Tax of Community Facil
  Dist 88-1 Aliso Viego, 08-15-18                                     7.350      AAA            1,000       1,066,340
  Ser A of 2000 Spec Tax of Community Facil
  Dist 1 Ladera Ranch, 08-15-30                                       6.250      BB+            1,000       1,031,760
Pasadena, City of,
  Cert of Part Ref Old Pasadena Pkg Facil Proj,
  01-01-18                                                            6.250      A+             1,205       1,402,813
Poway, City of,
  Community Facil Dist No 88-1 Spec Tax Ref Pkwy
  Business Ctr, 08-15-15                                              6.750      BB             1,000       1,097,610
Rancho Mirage Redevelopment Agency,
  Tax Alloc Redevel Plan 1984 Proj Ser 2001A-1,
  04-01-33                                                            5.000      AAA            2,000       2,016,280
Rancho Mirage, City of, Joint Powers Financing Auth,
  Civic Center Rev Ser 1991A Unref Bal, 04-01-17                      7.500      BBB               55          56,310
Rancho Santa Fe Community Services District,
  Community Facil Dist No 1 Spec Tax, 09-01-30                        6.700      BB             1,500       1,566,060
Redondo Beach Public Financing Auth,
  Rev South Bay Center Redevel Proj, 07-01-16                         7.000      BBB+             950       1,036,564
Richmond, County of,
  Imp Bd Act of 1915 Ref Reassessment District
  No 855, 09-02-19                                                    6.600      BBB-           2,400       2,484,648
Riverside County Asset Leasing Corp,
  Leasehold Rev 1993 Ser A Riverside County Hosp
  Proj, 06-01-12                                                      6.500      A+             1,000       1,151,370
Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A, 01-01-30                        6.250      BB+            5,500       5,599,660
Sacramento County Sanitation District Finance Auth,
  Rev Ser A, 12-01-27                                                 5.875      AA             1,500       1,670,835
Sacramento Power Auth,
  Cogeneration Proj Rev Light & Pwr Imp, 07-01-22                     6.000      BBB-          12,000      12,672,240
Sacramento Unified School District,
  Spec Tax of Community Facil Dist 1 Ser B, 09-01-13                  7.300      AA               760         817,274
San Bernardino, County of,
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17                     5.500      AAA            5,000       5,618,400
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17                     5.500      Ap             3,750       4,018,013
  Cert of Part Ser B Cap Facil Proj, 08-01-24                         6.875      AAA              350         450,839
San Bruno Park School District,
  Cap Apprec Ser B, 08-01-21                                           Zero      AAA            1,015         369,541
  Cap Apprec Ser B, 08-01-23                                           Zero      AAA            1,080         348,646
San Diego County Regional Transportation Commission,
  Sales Tax Rev Refunded Bal Ser 1991A, 04-01-06                      7.000      AA-               90          95,871
San Diego County Water Auth,
  Water Rev Cert of Part Reg RITES, 04-23-08                          8.548#     AAA            1,000       1,250,000
  Water Rev Cert of Part Reg RITES, 04-22-09                          8.548#     AAA              400         501,500
San Diego Redevelopment Agency,
  Tax Alloc Cap Apprec Ser 1999B, 09-01-17                             Zero      BB             1,600         642,960
  Tax Alloc Cap Apprec Ser 1999B, 09-01-18                             Zero      BB             1,700         636,395
  Tax Alloc City Heights Proj Ser 1999A, 09-01-23                     5.750      BB             1,000       1,006,540
  Tax Alloc City Heights Proj Ser 1999A, 09-01-28                     5.800      BB             1,395       1,405,742
San Diego Unified School District,
  GO Cap Apprec Ser 1999A, 07-01-21                                    Zero      AAA            2,500         917,225
  GO Election of 1998 Ser 2000B, 07-01-25                             5.000      AAA            2,450       2,475,995
San Diego, County of,
  Cert of Part Inmate Reception Ctr & Cooling,
  08-01-19                                                            6.750      AAA            3,000       3,408,570
San Francisco City & County Redevelopment Agency,
  Rev Community Facil Dist No. 6 Mission A, 08-01-25                  6.000      BB             2,500       2,525,900
San Francisco State Building Auth,
  Lease Rev Ref 1993 Ser A Dept of Gen Serv, 10-01-13                 5.000      A              2,145       2,262,482
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      BB-            2,000       1,805,340
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Jr Lien Cap Apprec, 01-01-03                             Zero      AAA            5,000       4,831,350
  Toll Rd Rev Ref Conv Cap Apprec Ser A, 01-15-21                      Zero      BBB-           5,000       3,564,000
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-14                             Zero      AAA            5,000       2,909,050
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-22                             Zero      AAA            6,500       2,367,170
San Marcos Public Facilities Auth,
  Rev Tax Incr Proj Area 3-A, 08-01-31                                6.000      BB             1,305       1,325,384
San Marino Unified School District,
  Ser A, 07-01-24                                                      Zero      AAA            5,820       1,782,550
San Mateo County Joint Powers Financing Auth,
  Lease Rev Ref Cap Proj Prog, 07-01-21                               5.000      AAA            1,815       1,896,602
Santa Ana Financing Auth,
  Lease Rev Ser A Police Admin & Holding Facil,
  07-01-19                                                            6.250      AAA            1,790       2,158,847
  Lease Rev Ser A Police Admin & Holding Facil,
  07-01-24                                                            6.250      AAA           10,000      12,187,300
  Rev Ref Ser D Mainplace Proj, 09-01-19                              5.600      BBB-           1,000       1,024,930
Santa Clara County Finance Auth,
  Lease Rev Ser 2000B Mult Facil Proj, 05-15-17                       5.500      AAA            6,000       6,563,880
Santa Clarita Community Facilities,
  Spec Tax of Community Facil Dist 92-1 Ser A,
  11-15-10                                                            7.450      BBB            3,600       3,774,312
  Santaluz Community Facilities District No. 2,
  Calif Spec Tax Imp Area No 1, 09-01-30                              6.375      BB             1,500       1,535,940
Southern California Home Financing Auth,
  Single Family Mtg Rev GNMA & FNMA Mtg Backed
  Ser A, 09-01-22                                                     6.750      AAA              490         501,148
Southern California Public Power Auth,
  Rev Ref Southern Transmission Proj, 07-01-13                         Zero      AAA            4,400       2,656,500
Tobacco Securitization Auth,
  Northern CA Tobacco Settlement Rev Asset Backed
  Bond Ser 2001A, 06-01-31                                            5.250      A              1,000       1,009,030
  Northern CA Tobacco Settlement Rev Asset Backed
  Bond Ser 2001A, 06-01-41                                            5.375      A              2,000       2,015,680
Torrance Redevelopment Agency,
  Tax Alloc Ref Ser 1992 Downtown Redevel Proj,
  09-01-21                                                            7.125      Baa2             500         510,000
Torrance, City of,
  Hosp Rev Torrance Mem Medical Ctr Ser 2001A,
  06-01-31                                                            5.500      A+             3,500       3,565,100
Tustin Unified School District,
  Community Facs Dist No 97-1, 09-01-35                               6.375      BBB-           1,000       1,040,230
University of California,
  Cert of Part Ref UCLA Central Chiller/Cogeneration
  Proj, 11-01-11                                                      5.400      Aa2            1,000       1,044,100
Upland Unified School District,
  Cap Apprec Election of 2000, 08-01-25                                Zero      AAA            1,000         914,010
Vallejo Sanitation and Flood Control District,
  Cert of Part, 07-01-19                                              5.000      AAA            2,500       2,636,250
West Covina Redevelopment Agency,
  Ref Community Facil Dist Spec Tax Fashion Plaza Proj,
  09-01-22                                                            6.000      AA             3,000       3,447,000

Puerto Rico 7.83%                                                                                          32,570,790
Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
  Commonwealth of Puerto Rico, 07-01-11                               8.930#     AAA            7,500       9,984,375
Puerto Rico Elec Pwr Auth Pwr Rev,
  Ser HH, 07-01-29                                                    5.250      AAA            2,500       2,591,150
Puerto Rico Highway & Transportation Auth,
  Highway Rev Ref 1996 Ser Z, 07-01-14                                6.250      AAA            3,250       3,919,955
  Ser A-MBIA IBC, 07-01-38                                            5.000      AAA            5,000       5,031,600
  Ser B, 07-01-26                                                     6.000      A              1,000       1,062,090
Puerto Rico Ind'l, Tourist, Ed'l, Medical &
  Environmental Ctl Facs,
  Hospital de La Concepcion-A, 11-15-20                               6.500      AA               500         575,520
Puerto Rico Ports Auth,
  Spec Facil Rev 1996 Ser A American Airlines Inc Proj,
  06-01-26                                                            6.250      BBB-           2,000       2,069,180
Puerto Rico, Commonwealth of,
  GO Pub Imp Ser 1996, 07-01-15                                       6.500      A              6,000       7,336,920

                                                                             INTEREST
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE
SHORT-TERM INVESTMENTS 1.68%                                                                               $6,966,000
(Cost $6,966,000)

Joint Repurchase Agreement 1.68%
Investment in a joint repurchase agreement transaction
  with UBS Warburg, Inc. -- Dated 08-31-01,
  due 09-04-01 (Secured by U.S. Treasury Bond
  8.750% due 05-15-20 and U.S.Treasury
  Note 4.750% due 11-15-08)                                                     3.640%          $6,966     $6,966,000

TOTAL INVESTMENTS 99.12%                                                                                 $412,071,599

OTHER ASSETS AND LIABILITIES, NET 0.88%                                                                    $3,677,432

TOTAL NET ASSETS 100.00%                                                                                 $415,749,031

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisors,
    Inc. where Standard & Poor's are not available.

  # Represents rate in effect on August 31, 2001.

(B) Non-income producing issuer, filed for protection under the Federal
    Bankruptcy code or is in default on interest payment.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

August 31, 2001.

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                           VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                       OF FUND'S NET ASSETS
General Obligation                                   10.63%
Revenue Bonds -- Authority                            4.46
Revenue Bonds -- Correctional Facility                5.01
Revenue Bonds -- Education                            5.42
Revenue Bonds -- Electric                             5.33
Revenue Bonds -- Facility                             1.51
Revenue Bonds -- Harbor/Channel                       0.75
Revenue Bonds -- Health                              11.63
Revenue Bonds -- Highway                              1.47
Revenue Bonds -- Housing                              3.48
Revenue Bonds -- Improvement                          0.52
Revenue Bonds -- Industrial Redevelopment             0.14
Revenue Bonds -- Industrial Revenue                   0.62
Revenue Bonds -- Lease                                1.95
Revenue Bonds -- Multi-Family                         0.92
Revenue Bonds -- Other                               17.76
Revenue Bonds -- Parking Garage/Authority             0.34
Revenue Bonds -- Pollution Control                    0.97
Revenue Bonds -- Recreational Facility                0.37
Revenue Bonds -- Special Tax                          1.61
Revenue Bonds -- Roadway/Street                       0.94
Revenue Bonds -- Sanitation District                  0.40
Revenue Bonds -- School                               0.54
Revenue Bonds -- Tax Allocation                       0.50
Revenue Bonds -- Tax Increment                        0.80
Revenue Bonds -- Transportation                       9.96
Revenue Bonds -- Water and Sewer                      9.41

Total tax-exempt long-term bonds                     97.44%

See notes to
financial statements.



ASSETS AND
LIABILITIES

August 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $375,761,446)                         $412,071,599
Cash                                                                      142
Receivable for shares sold                                          1,440,123
Interest receivable                                                 4,980,650
Other assets                                                          113,196

Total assets                                                      418,605,710

LIABILITIES
Payable for investments purchased                                   2,276,325
Payable for shares repurchased                                        217,577
Dividends payable                                                      58,194
Payable to affiliates                                                 197,367
Other payables and accrued expenses                                   107,216

Total liabilities                                                   2,856,679

NET ASSETS
Paid-in capital                                                   388,438,407
Accumulated net realized loss on investments and
  financial futures contracts                                      (9,045,824)
Net unrealized appreciation of investments and
  financial futures contracts                                      36,309,544
Undistributed net investment income                                    46,904

Net assets                                                       $415,749,031

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($331,013,540 [DIV] 29,791,541 shares)                         $11.11
Class B ($80,388,731 [DIV] 7,235,064 shares)                           $11.11
Class C ($4,346,760 [DIV] 391,213 shares)                              $11.11

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($11.11 [DIV] 95.5%)                                          $11.63
Class C ($11.11 [DIV] 99%)                                             $11.22

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
August 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                          $22,833,796

Total investment income                                            22,833,796

EXPENSES
Investment management fee                                           2,163,355
Class A distribution and service fee                                  464,594
Class B distribution and service fee                                  805,203
Class C distribution and service fee                                   30,880
Transfer agent fee                                                    195,459
Custodian fee                                                          91,375
Accounting and legal services fee                                      78,071
Auditing fee                                                           32,000
Trustees' fee                                                          15,950
Registration and filing fee                                            13,730
Miscellaneous                                                          13,204
Printing                                                               12,337
Interest expense                                                       18,479
Legal fee                                                               4,457

Total expenses                                                      3,939,094
Less expense reductions                                              (174,901)

Net expenses                                                        3,764,193

Net investment income                                              19,069,603

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on
Investments                                                         1,751,770
Financial futures contracts                                            17,845
Change in unrealized appreciation (depreciation) on
Investments                                                        13,875,771
Financial futures contracts                                              (609)

Net realized and unrealized gain                                   15,644,777

Increase in net assets from operations                            $34,714,380

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders and
any increase or
decrease in
money share
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   8-31-00          8-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $19,773,880      $19,069,603
Net realized gain (loss)                          (799,211)       1,769,615
Change in net unrealized
  appreciation (depreciation)                    1,419,502       13,875,162

Increase in net assets resulting
  from operations                               20,394,171       34,714,380

Distributions to shareholders

From net investment income
Class A                                        (15,772,201)     (15,508,259)
Class B                                         (3,935,224)      (3,433,871)
Class C                                            (66,455)        (127,473)
                                               (19,773,880)     (19,069,603)

From fund share transactions                   (17,656,587)      10,965,062

NET ASSETS
Beginning of period                            406,175,488      389,139,192

End of period 1                               $389,139,192     $415,749,031

1 Includes undistributed net investment income of $48,528 and $46,904, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           8-31-97     8-31-98     8-31-99     8-31-00     8-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.36      $10.77      $11.19      $10.65      $10.69
Net investment income 1                                   0.57        0.56        0.56        0.56        0.54
Net realized and unrealized
  gain (loss) on investments                              0.41        0.42       (0.54)       0.04        0.42
Total from
  investment operations                                   0.98        0.98        0.02        0.60        0.96
Less distributions
From net investment income                               (0.57)      (0.56)      (0.56)      (0.56)      (0.54)
Net asset value,
  end of period                                         $10.77      $11.19      $10.65      $10.69      $11.11
Total return 2,3 (%)                                      9.71        9.32        0.11        5.93        9.26

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $291        $300        $307        $306        $331
Ratio of expenses
  to average net assets (%)                               0.75        0.75        0.75        0.75        0.80
Ratio of adjusted expenses
  to average net assets 4 (%)                             0.82        0.83        0.82        0.84        0.82
Ratio of net investment income
  to average net assets (%)                               5.42        5.05        5.06        5.39        5.01
Portfolio turnover (%)                                      15          10           3          11          14

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           8-31-97     8-31-98     8-31-99     8-31-00     8-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.36      $10.77      $11.19      $10.65      $10.69
Net investment income 1                                   0.49        0.47        0.48        0.48        0.46
Net realized and unrealized
  gain (loss) on investments                              0.41        0.42       (0.54)       0.04        0.42
Total from
  investment operations                                   0.90        0.89       (0.06)       0.52        0.88
Less distributions
From net investment income                               (0.49)      (0.47)      (0.48)      (0.48)      (0.46)
Net asset value,
  end of period                                         $10.77      $11.19      $10.65      $10.69      $11.11
Total return 2,3 (%)                                      8.88        8.50       (0.63)       5.14        8.45

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $89         $99         $99         $81         $80
Ratio of expenses
  to average net assets (%)                               1.50        1.50        1.50        1.50        1.55
Ratio of adjusted expenses
  to average net assets 4 (%)                             1.57        1.58        1.67        1.69        1.67
Ratio of net investment income
  to average net assets (%)                               4.66        4.29        4.31        4.64        4.26
Portfolio turnover (%)                                      15          10           3          11          14

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           8-31-99 5   8-31-00     8-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.14      $10.65      $10.69
Net investment income 1                                   0.18        0.47        0.45
Net realized and unrealized
  gain (loss) on investments                             (0.49)       0.04        0.42
Total from
  investment operations                                  (0.31)       0.51        0.87
Less distributions
From net investment income                               (0.18)      (0.47)      (0.45)
Net asset value, end of period                          $10.65      $10.69      $11.11
Total return 2,3 (%)                                     (2.77) 6     5.03        8.34

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $3          $4
Ratio of expenses
  to average net assets (%)                               1.60 7      1.60        1.65
Ratio of adjusted expenses
  to average net assets 4 (%)                             1.67 7      1.69        1.67
Ratio of net investment income
  to average net assets (%)                               4.20 7      4.54        4.16
Portfolio turnover (%)                                       3          11          14

1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

5 Class C shares began operations on 4-1-99.

6 Not annualized.

7 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock California Tax-Free Income Fund (the "Fund") is a diversified open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,500,231, and the weighted average interest rate was 6.23%. Interest expense includes $6,649 paid under the line of credit. There was no outstanding borrowing under the line of credit on August 31, 2001.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had the following open financial futures contracts at August 31, 2001:

                                                             UNREALIZED
EXPIRATION        OPEN CONTRACTS            POSITION       DEPRECIATION
-----------------------------------------------------------------------
Dec 01            20 U.S. Treasury Bond         Long             ($609)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $7,990,019 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2003 -- $3,955,564, August 31, 2004 -- $2,378,578, August 31, 2005 -- $7,774,
August 31, 2006 -- $679,515 and August 31, 2008 -- $968,588.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual rate of 0.55% of the Fund's average daily net asset value.

The Adviser had agreed to limit the Fund's expenses to 0.75%, 1.50% and 1.60% of the Fund's average daily net assets attributable to Class A, Class B and Class C, respectively. Accordingly, the reduction in the management fee amounted to $94,381 for the year ended August 31, 2001. This limitation was terminated on December 31, 2000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fees pursuant to the Class B plan to 0.90% of the Fund's average daily net assets, at least until December 31, 2001. Accord ingly, the reduction in the 12b-1 fee amounted to $80,520 for the year ended August 31, 2001. JH Funds reserves the right to terminate this limitation in the future. A maximum of 0.25% of 12b-1 fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended August 31, 2001, JH Funds received net up-front sales charges of $334,288 with regard to sales of Class A shares. Of this amount, $33,976 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $274,530 was paid as sales commissions to unrelated broker-dealers and $25,782 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended August 31, 2001, JH Funds received net up-front sales charges of $25,320 with regard to sales of Class C shares. Of this amount, $23,926 was paid as sales commissions to unrelated broker-dealers and $1,394 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended August 31, 2001, CDSCs received by JH Funds amounted to $160,968 for Class B shares and $5,862 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                     YEAR ENDED 8-31-00              YEAR ENDED 8-31-01
                                SHARES           AMOUNT          SHARES          AMOUNT
CLASS A SHARES
Sold                         4,749,637      $49,524,647       4,437,459     $47,979,774
Distributions reinvested       681,546        7,098,714         635,158       6,867,230
Repurchased                 (5,614,981)     (58,440,883)     (3,890,427)    (42,033,104)
Net increase (decrease)       (183,798)     ($1,817,522)      1,182,190     $12,813,900

CLASS B SHARES
Sold                         1,107,617      $11,560,941       1,316,567     $14,246,818
Distributions reinvested       162,583        1,694,262         128,614       1,390,416
Repurchased                 (2,972,879)     (30,940,197)     (1,754,904)    (18,951,958)
Net decrease                (1,702,679)    ($17,684,994)       (309,723)    ($3,314,724)

CLASS C SHARES
Sold                           190,830       $1,990,965         257,925      $2,803,443
Distributions reinvested         1,617           16,908           4,302          46,572
Repurchased                    (15,607)        (161,944)       (128,523)     (1,384,129)
Net increase                   176,840       $1,845,929         133,704      $1,465,886

NET INCREASE (DECREASE)     (1,709,637)    ($17,656,587)      1,006,171     $10,965,062

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2001, aggregated $70,422,538 and $54,510,650, respectively.

The cost of investments owned at August 31, 2001 (including short-term investments) for federal income tax purposes was $375,761,446. Gross unrealized appreciation and depreciation of investments aggregated $38,613,269 and $2,303,116, respectively, resulting in net unrealized appreciation of $36,310,153.

NOTE E
Reclassification of accounts

During the year ended August 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $3,194, a decrease in undistributed net investment income of $1,624 and a decrease in capital paid-in of $1,570. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of August 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and accrete discounts on debt securities effective September 1, 2001 in accordance with the method required by the Guide. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund but will result in an increase in the cost of investments and a corresponding reduction in unrealized appreciation on investments based on securities held as of August 31, 2001.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders:

We have audited the accompanying statement of assets and liabilities of the John Hancock California Tax-Free Income Fund (the "Fund"), including the schedule of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock California Tax-Free Income Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                          /S/ ERNST & YOUNG LLP

Boston, Massachusetts
October 11, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 2001.

None of the 2001 income dividends qualify for the corporate dividends-received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.43% tax-exempt, of this amount 100% is tax-exempt for the State of California. The percentage of income dividends from the Fund subject to the alternative minimum tax is 3.92%.

None of the income dividends were derived from the U.S. Treasury bills.

For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.



OUR FAMILY
OF FUNDS

---------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

---------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

---------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
                    Strategic Income Fund

---------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

---------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

---------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of the shareholders of the John Hancock California Tax-Free Income Fund.

5300A   8/01
       10/01